UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 24, 2014

Farmers National Banc Corp.

(Exact name of registrant as specified in its charter)

Ohio	001-35296	34-1371693
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 South Broad Street, P.O. Box 555, Canfield, Ohio	44406-05555
(Address of principal executive offices)	(Zip Code)

(330) 533-3341

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On April 24, 2014, the Company held its 2014 Annual Meeting of Shareholders (the “2014 Annual Meeting”) for the purposes of: (i) electing three directors for a term expiring at the 2017 Annual Meeting of Shareholders; (ii) approving a non-binding advisory vote regarding the compensation of the Company’s named executive officers as disclosed in its proxy statement; and (iii) ratifying the appointment of Crowe Horwath LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014. As of the close of business on March 5, 2014, the record date for the 2014 Annual Meeting, 18,780,980 common shares were outstanding and entitled to vote. At the Annual Meeting, 14,614,471, or approximately 77.81%, of the outstanding common shares entitled to vote were represented in person or by proxy.

The results of the voting at the 2014 Annual Meeting are as follows:

1.	The three nominees for director were elected to serve a three-year term ending at the 2017 Annual Meeting of Shareholders:

Name	Votes For	Votes Withheld	Broker Non-Votes
Gregory C. Bestic	9,320,307	1,443,263	3,850,901
Kevin J. Helmick	10,531,688	231,882	3,850,901
Terry A. Moore	10,496,846	266,724	3,850,901

2.	By the following vote, the shareholders approved an advisory vote on the 2013 compensation paid to the Company’s named executive officers, with over 90% of shares voted cast in favor of the “Say on Pay” proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
9,692,265	916,546	154,759	3,850,901

3.	The selection of Crowe Horwath LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2014 was ratified by shareholders:

Votes For	Votes Against	Abstentions	Broker Non-Votes
14,418,693	122,796	72,982	—

ITEM 7.01	REGULATION FD DISCLOSURE.

On April 28, 2014, the Company released an investor presentation intended to be used by Kevin J. Helmick, President and Chief Executive Officer, and Carl D. Culp, Executive Vice President and Chief Financial Officer, of Farmers National Banc Corp. in presentations to investors on April 29, 2014. A copy of the presentation to be used is attached as Exhibit 99.1 hereto and incorporated by reference herein.

The information in this Item 7.01 shall not be deemed filed for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit Number	Description

99.1	Investor Presentation (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Farmers National Banc Corp.

By:	/s/ Kevin J. Helmick
Kevin J. Helmick
President and Chief Executive Officer

Date: April 28, 2014